UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2012 (August 6, 2012)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)

001-10822	62-1470956
(Commission File No.)	(I.R.S. Employer
Identification No.)

222 Robert Rose Drive
Murfreesboro, Tennessee 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.01. Regulation FD Disclosure.

The Company is furnishing its Supplemental Information for the three months and six months ended June 30, 2012, which is also contained on its website (www.nhireit.com).  See Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99.1	Supplemental Information for the six months ended June 30, 2012, dated August 6, 2012, in HTML format

99.2	Supplemental Information for the six months ended June 30, 2012, dated August 6, 2012, in PDF format

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer

Date: August 6, 2012